                                                                   EXHIBIT 10.16


                                   SCHEDULE II


         The following indebtedness of the Borrower will be repaid in its entirety with proceeds of the Term Promissory Note:

                  1. C.N.G. Engines Company. Promissory Note, dated August 20, 1998, in the original principal amount of $350,000.00, made by C.N.G. Engines Company payable to NorwestBank Texas, N.A. and maturing on April 30, 1999, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $319,790.79.

                  2. Flare King, Inc. Commercial Variable Rate Revolving or Draw Note, dated June 17, 1998, in the original principal amount of $125,000.00, made by Flare King, Inc. payable to Midland American Bank and maturing on June 17, 1999, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $126,772.04.

                  3. Flare King, Inc. Commercial Revolving or Draw Note - Variable Rate, dated June 19, 1997, in the original principal amount of $150,000.00, made by Flare King, Inc. payable to Midland American Bank and maturing on June 19, 2000, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $52,064.99.

                  4. Gas Engine Service, LLC. Term Promissory Note, dated July 9, 1996, in the original principal amount of $40,000.00 made by Gas Engine Service, LLC payable to Texas Commerce Bank National Association and maturing on July 15, 2000, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $2,295.98.

                  5. Gas Engine Service, LLC. Revolving Promissory Note, dated July 23, 1998, in the original principal amount of $50,000.00, made by Gas Engine Service, LLC payable to Chase Bank of Texas, National Association and maturing on July 23, 1999, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $49,132.41.

                  6. Natural Gas Engine Co. Promissory Note, dated May 24, 1999, in the original principal amount of $750,000.00, made by Natural Gas Engine Co. payable to Western National Bank and maturing on September 21, 1999, the outstanding principal balance and accrued interest of which on September 16, 1999 will be $752,927.09.

                                    EXHIBIT A

                              TERM PROMISSORY NOTE


$1,500,000.00                                                 SEPTEMBER 15, 1999


         FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, NATURAL GAS SERVICES GROUP, INC., a Texas corporation ("Borrower"), hereby promises and agrees to pay to the order of WESTERN NATIONAL BANK, a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00)in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) one percent (1.00%) over the Prime Rate (the "Established Rate") in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Term Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Highest Lawful Rate, as the case may be. Notwithstanding the foregoing, if at any time the Established Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Established Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approximately equals the amount of interest which would have accrued hereon if the Established Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued hereon is less than the amount of interest which would have accrued if the Established Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Established Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. Interest calculations may be made ten days prior to any interest installment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten-day period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

         This Note is the Term Promissory Note referred to in the Loan Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

         Interest only on this Note shall be due and payable on October 15, 1999, November 15, 1999 and December 15, 1999. Thereafter, the principal of this Note shall be due and payable (a) in fifty-nine consecutive monthly installments of $25,000.00 each, with the first such installment being due and payable on January 15, 2000, and a like installment being due and payable on the first day of each succeeding month to and including November 15, 2004; and (b) one final installment in an amount equal to all remaining unpaid principal and accrued and unpaid interest on this Note shall be due and payable on December 15, 2004. Interest, computed on the unpaid balance of this Note, shall be due and payable as it accrues, on the same dates as, but in addition to, the installments of principal. All payments and prepayments shall be applied first to accrued and unpaid interest, and the balance to principal. Partial prepayments of principal shall be applied to the installments of principal thereof in the inverse order of their maturity. All of the past due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate.

         This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interests were granted and the rights of the holder of this Note with respect thereto.

         Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or (c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each casein whole or in part, with or without notice, before or after maturity.

         It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligations to Lender (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligations (or, to the extent that the principal amount of such Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

         To the extent that Texas Finance Code Section 303.201, as supplemented by Article 5069-ID.002 of the Texas Revised Civil Statutes (Texas Credit Title) is relevant to Lender for the purposes of determining the Highest Lawful Rate, the applicable rate ceiling under such provisions shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law. Notwithstanding anything to the contrary contained herein or in any of the other Loan Papers, it is not the intention of the Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.


                                               NATURAL GAS SERVICES GROUP, INC.


                                               By:
                                                   -----------------------------

                                    EXHIBIT B

                    REVOLVING LINE OF CREDIT PROMISSORY NOTE


$750,000.00                                                   September 15, 1999

         FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, NATURAL GAS SERVICES GROUP, INC., a Texas corporation ("Borrower"), hereby promises and, agrees to pay to the order of WESTERN NATIONAL BANK, a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) or, if less, the aggregate unpaid principal amount outstanding hereunder, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) one percent (1.00%) over the Prime Rate (the "Established Rate") in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Revolving Line of Credit Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of, each change in the Prime Rate or the Highest Lawful Rate, as he case may be. Notwithstanding the foregoing, if at any time the Established Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Established Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approximately equals the amount of interest which would have accrued hereon if the Established Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued; hereon is less than the amount of interest which would have accrued if the Established Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Established Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. Interest calculations may be made ten days prior to any interest installment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten-day period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

         This Note is the Revolving Line of Credit Promissory Note referred to in the Loan Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

         Advances and Subsequent Advances under this (Note shall be made in accordance with the provisions of the Loan Agreement. Subject to the terms hereof and of the Loan Agreement, Borrower may borrow, repay and reborrow at any time and from time to time under his Note; provided, however, that the principal sum outstanding hereunder at any one time shall never exceed the lesser of (i) $750,000.00 or (ii) the Borrowing Base then in effect.

         Interest on the outstanding principal balance of this Note shall be due and payable monthly on the first day of each month, commencing October 15, 1999. The then outstanding principal balance of this Note and all accrued and unpaid interest shall be due September 15, 2001. All of the past due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate.

         This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interests were granted and the rights of the holder of this Note with respect thereto.

         Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or (c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.

         It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan

Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligations to Lender (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligations (or, to the extent that the principal amount of such Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

         To the extent that Texas Finance Code Section 303.201, as supplemented by Article 5069-ID.002 of the Texas Revised Civil Statutes (Texas Credit Title) is relevant to Lender for the purposes of determining the Highest Lawful Rate, the applicable rate ceiling under such provisions shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law. Notwithstanding anything to the contrary contained herein or in any of the other Loan Papers, it is not the intention of the Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.

                                           NATURAL GAS SERVICES GROUP, INC.


                                           By:
                                               ---------------------------------

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT, dated as of September __, 1999, is made by and between NATURAL GAS SERVICES GROUP, INC., a Texas corporation (the "Pledgor"), and WESTERN NATIONAL BANK, a national banking association (the "Lender").

                                   WITNESSETH

         WHEREAS, pursuant to that certain Loan Agreement, dated as of __________, 1999, between the Pledgor and the Lender (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lender has agreed to make loans to the Pledgor upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes (as defined in the Loan Agreement) issued by the Pledgor thereunder; the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by ____________________, a ___________________ organized under the laws of Texas
(the "Issuer"); it is a condition precedent to the obligation of the Lender to make loans to the Pledgor under the Loan Agreement that the Pledgor shall have executed and delivered this Stock Pledge Agreement to the Lender; and

         NOW, THEREFORE in consideration of the premises and to induce the Lender to enter into the Loan Agreement and to make loans to Pledgor under the Loan Agreement, the Pledgor hereby agrees with the Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of Texas.

                  "Collateral" means the Pledged Stock and all Proceeds from the Pledged Stock.

                  "Obligations" means the unpaid principal of and interest on the Notes and all other present and future indebtedness, obligations and liabilities of the Pledgor and any of its Subsidiaries to the Lender, and all renewals, rearrangements and extensions thereof, or any part thereof, now or hereafter owed to Lender by the Pledgor or any of its Subsidiaries arising from, by virtue of, or pursuant to any Loan Paper, or otherwise, together with all interest accruing thereon and all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several or were, prior to acquisition thereof by Lender, owed to some other person.

                  "Stock Pledge Agreement" means this Stock Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Stock" means the shares of capital stock of the Issuer listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Stock Pledge Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9.306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Lender all the Pledged Stock and hereby, grants to the Lender, a first and prior security interest and Bank Lien in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Stock Powers. Concurrently with the delivery to the Lender of each certificate representing one or more shares of Pledged Stock to the Lender, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Lender so requests, signature guaranteed.

         4. Representations and Warranties. The Pledgor represents and warrants that:

                  (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of capital stock of the Issuer;

                  (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other person, except the Bank Lien created by this Stock Pledge Agreement;

                  (d) upon delivery to the Lender of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Stock Pledge Agreement will constitute a valid, perfected first priority Bank Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any person purporting to purchase any Collateral from the Pledgor; and

                  (e) with respect to the Pledged Stock, the Pledgor has obtained from the Issuer and has delivered to the Lender an Acknowledgment and Consent, substantially in the form attached hereto as Annex I, executed by the Issuer.

         5. Covenants. The Pledgor covenants and agrees with the Lender that, from and after the date of this Stock Pledge Agreement until the, Obligations are paid in full:

         If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Lender, and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Pledgor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer, or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

         Without the prior written consent of the Lender, the Pledgor will not
(i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the Bank Lien provided for by this Stock Pledge Agreement. The Pledgor will defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all persons whomsoever.

         At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Stock Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Stock Pledge Agreement.

         The Pledgor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Stock Pledge Agreement.

         6. Cash Dividends; Voting Rights; Interest and Principal Payments. Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the

Pledgor of the Lender's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer, to the extent permitted in the Loan Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the Notes or this Stock Pledge Agreement.

         7. Rights of the Lender. (a) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise: such rights to the Pledgor, (i) the Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Lender may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all right of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, conversion, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Lender of any rights, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine).

                  (b) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Issuer, any Guarantor or any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Stock Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Issuer or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as Lender may deem advisable and at such prices as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted bylaw, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys-fees and disbursements of counsel to the Lender, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         9. Private Sales. (a) If the Lender exercises its right to sell any or all of the Pledged Stock pursuant to paragraph 8 hereof, the Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act of 1933,as amended (the "Securities Act"), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay, a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred under the Loan Agreement.

         10. Limitation on Duties Regarding Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-2 07 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Stock Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Stock Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver: Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default under the Loan Agreement or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any rights, powers or privileges hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided bylaw.

         15. Waivers and Amendments Successors and Assigns; Governing Law. None of the terms or provisions of this Stock Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender, provided that any provision of this Stock Pledge Agreement may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Stock Pledge Agreement shall be binding upon the permitted successors and assigns of the Pledgor and shall inure to the benefit of the Lender and its successors and assigns.

         THIS STOCK PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         16. Notices. Notices by the Lender to the Pledgor or the Issuer may be given by mail, by telegraph or by facsimile transmission; addressed or transmitted to the appropriate party at the Pledgor's address set forth in the Loan Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, postage pre-paid, (b) in the case of facsimile notices, when sent and (c) in the case of telegraphic notice, when delivered to the telegraph company. The Pledgor and the Issuer may change their respective addresses and transmission numbers by written notice to the Lender.

         17. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Stock Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

         IN WITNESS WHEREOF, the undersigned has caused this Stock Pledge Agreement to be duly executed and delivered as of the date first above written.

                                              NATURAL GAS SERVICES GROUP, INC.


                                              By:
                                                  ------------------------------

                                     ANNEX I

                           ACKNOWLEDGMENT AND CONSENT


         The Issuer referred to in the foregoing Stock Pledge Agreement hereby
(i) consents to the pledge of the Pledged Stock and waives any and all restrictions applicable thereto, (ii) acknowledges receipt of a copy of the Stock Pledge Agreement and (iii) agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Stock Pledge Agreement.



                                                       -------------------------

                                   SCHEDULE I
                                       TO
                             STOCK PLEDGE AGREEMENT

                          DESCRIPTION OF PLEDGED STOCK



                                                                        STOCK
                                         CLASS OF                    CERTIFICATE                    NO. OF
            ISSUER                        STOCK                           NO.                       SHARES
            ------                       --------                    -----------                    ------






                   LIMITED LIABILITY COMPANY PLEDGE AGREEMENT


         THIS LIMITED LIABILITY COMPANY PLEDGE AGREEMENT, dated as of September ____, 1999, is made by and between ___________________, a Texas ________________
(the "Pledgor"), and WESTERN NATIONAL BANK, a national banking association (the "Lender").

                                   WITNESSETH

         WHEREAS, pursuant to that certain Loan Agreement, dated as of _________________, 1999, between _______________________ and the Lender (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lender has agreed to make loans to __________________________________ upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes (as defined in the Loan Agreement) issued by __________________________ thereunder; the Pledgor is the legal and beneficial owner of the Pledged Interests (as hereinafter defined) issued by ___________________________, a ___________________ organized under the laws of Texas (the "Issuer"); it is a condition precedent to the obligation of the Lender to make loans to under the Loan Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Lender; and

         NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan Agreement and to make loans to _____________________ under the Loan Agreement, the Pledgor hereby agrees with the Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of Texas.

                  "Collateral" means the Pledged Interests and all Proceeds from the Pledged Interests.

                  "Obligations" means the unpaid principal of and interest on the Notes and all other present and future indebtedness, obligations and liabilities of _____________________ and any of its Subsidiaries to the Lender, and all renewals, rearrangements and extensions thereof, or any part thereof, now or hereafter owed to Lender by ________________________ or any of its Subsidiaries arising from, by virtue of, or pursuant to any Loan Paper, or otherwise, together with all interest accruing thereon and all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations and liabilities are direct, indirect, fired, contingent, liquidated, unliquidated, joint, several, or joint and several or were, prior to acquisition thereof by Lender, owed to some other person.

                  "Pledge Agreement" means this Limited Liability Company Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Interests" means the limited liability company interests in the Issuer listed on Schedule I hereto, together with all certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9.306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto.

         2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Lender all the Pledged Interests and hereby grants to the Lender, a first and prior security interest and Bank Lien in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Stock Powers. Concurrently with the delivery to the Lender of each certificate representing the Pledged Interests to the Lender, the Pledgor shall deliver an undated stock power (in form and substance satisfactory to the Lender) covering such certificate, duly executed in blank by the Pledgor with, if the Lender so requests, signature guaranteed.

         4. Representations and Warranties. The Pledgor represents and warrants that:

                  (a) the Pledged Interests listed on Schedule I constitute the indicated percentage interest of the issued and outstanding membership interests of all classes of interest in the Issuer;

                  (b) all the Pledged Interests have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other person, except the Bank Lien created by this Pledge Agreement;

                  (d) upon delivery to the Lender of the certificates evidencing the Pledged Interests, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Bank Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any person purporting to purchase any Collateral from the Pledgor; and

                  (e) with respect to the fledged Interests, the Pledgor has obtained from the Issuer and has delivered to the Lender an Acknowledgment and Consent, substantially in the form attached hereto as Annex I, executed by the Issuer.

         5. Covenants. The Pledgor covenants and agrees with the Lender that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Interests, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any part of the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Lender, and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Pledgor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Interests upon the liquidation or dissolution of the Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of the Issuer, or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Interests shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Lender, the Pledgor will not (i) vote to enable, or take any other action to permit, the Issuer to issue any equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any interest or other equity securities of any nature of the Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the Bank Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all persons whomsoever.

                  (c) At anytime and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         6. Cash Dividends; Voting Rights; Interest and Principal Payments. Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the Pledgor of the Lender's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends or distributions paid in the normal course of business of the Issuer, to the extent permitted in the Loan Agreement, in respect of the Pledged Interests and to exercise all voting and corporate rights with respect to the Pledged Interests, provided, however, that no vote shall be cast or right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the Notes or this Pledge Agreement.

         7. Rights of the Lender.

                  (a) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the Pledgor, (i) the Lender shall have the right to receive any and all cash dividends or distributions paid in respect of the Pledged Interests and make application thereof to the Obligations in such order as the Lender may determine and (ii) all of the Pledged Interests shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (A) all voting, membership and other rights pertaining to the Pledged Interests at any meeting of members of managers of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the fledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, conversion, consolidation, reorganization, recapitalization or other fundamental change in the structure of the Issuer, or upon the exercise by the Pledgor or the Lender of any rights, privilege or option pertaining to the Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine).

                  (b) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Issuer, any Guarantor or any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the

         Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Issuer or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any, exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as Lender may deem advisable and at such prices as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Lender, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law; such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         9. Private Sales.

                  (a) If the Lender exercises its right to sell any or all of the Pledged Interests pursuant to paragraph 8 hereof, the Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any, defenses against an action for specific performance of such covenants, except for a defense that no Event, of Default has occurred under the Loan Agreement.

         10. Limitation on Duties Regarding Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default under the Loan Agreement or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any rights, powers or privileges hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided bylaw.

         15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender, provided that any provision of this Pledge Agreement may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Pledge Agreement shall be binding upon the permitted successors and assigns of the Pledgor and shall inure to the benefit of the Lender and its successors and assigns.

         THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         16. Notices. Notices by the Lender to the Pledgor or the Issuer may be given by mail, by telegraph or by facsimile transmission, addressed or transmitted to the appropriate party at the Pledgor's address set forth in the Loan Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, postage pre-paid, (b) in the case of facsimile notices, when sent and (c) in the case of telegraphic notice, when delivered to the telegraph company. The Pledgor and the Issuer may change their respective addresses and transmission numbers by written notice to the Lender.

         17. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.



                                                 By:
                                                    ----------------------------

                                     ANNEX I

                           ACKNOWLEDGMENT AND CONSENT


         The Issuer referred to in the foregoing Pledge Agreement hereby (i) consents to the pledge of the Pledged Interests and waives any and all restrictions applicable thereto, (ii) acknowledges receipt of a copy of the Pledge Agreement and (iii) agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.


                                                   -----------------------------




                                   Annex I - 1

                                   SCHEDULE I

                                       TO

                                PLEDGE AGREEMENT


                        DESCRIPTION OF PLEDGED INTERESTS



                             MEMBERSHIP              PERCENTAGE
        ISSUER             CERTIFICATE NO.           INTEREST
        ------             ---------------           ---------



                                                                      [Borrower]

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT ("Security Agreement"), dated as of the ____ day of September, 1999, is made by NATURAL GAS SERVICES GROUP, INC., a Colorado corporation, with its principal offices at 710 Buffalo Street, Suite 201, Corpus, Texas, 78401 in favor of WESTERN NATIONAL BANK, a national banking association with banking quarters at 500 West Wall, Suite 100, Midland, Texas 79701.

         WHEREAS, Natural Gas Services Group, Inc. and Western National Bank executed that certain Loan Agreement, dated of even date herewith (which, together with all amendments and supplements thereto, is herein called the "Loan Agreement"), pursuant to which Western National Bank agreed, subject to certain terms and conditions therein stated, to make loans to Natural Gas Services Group, Inc. as provided in the Loan Agreement; and

         WHEREAS, Western National Bank has conditioned its obligations under the Loan Agreement upon the execution and delivery by Natural Gas Services Group, Inc. of this Security Agreement, and Natural Gas Services Group, Inc. has agreed to make and deliver this Security Agreement.

         NOW, THEREFORE, (i) in compliance with the terms and conditions of the Loan Agreement, (ii) for and in consideration of the premises and the agreements herein contained, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Natural Gas Services Group, Inc. and Western National Bank agree as follows:

SECTION 1. DEFINITIONS

         Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined; and the following terms shall have the following meanings:

                  (a) "Accounts" means all accounts receivable, leases receivable book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Debtor (including under any trade names, styles or divisions thereof) whether arising out of goods sold or leased by it or services rendered by it or from any other transaction, whether or not the same involves the sale of goods or performance of services by Debtor (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the UCC) and all of Debtor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights) and all moneys due or to become due to Debtor under all contracts for the sale of goods and/or the performance of services by it (whether or not yet earned by performance) or in connection with any other transaction, now in existence or hereafter arising, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.


                  (b) "Contracts" means the contracts between any person and Debtor, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of Debtor to damages arising out of, or from, breach or default in respect thereof and (iii) all rights of Debtor to perform and to exercise all remedies thereunder.

                  (c) "Debtor" is Natural Gas Services Group, Inc., a Colorado corporation, and its permitted successors and assigns.

                  (d) "Documents" has the meaning assigned in Section 9.105(6) of the UCC.

                  (e) "Equipment" means all machinery and equipment, now owned or hereafter acquired by Debtor, or in which Debtor now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9.109(2) of the UCC.

                  (f) "Instrument" has the meaning assigned in Section 9.105(9) of the UCC.

                  (g) "Inventory" means all inventory, wherever located, now owned or hereafter acquired by the Debtor or in which the Debtor now has or hereafter may acquire any right, title or interest, including, without limitation, all goods and other personal property now or hereafter owned by the Debtor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the business of the Debtor, or in the processing, packaging or shipping of the same, and all finished good, including, but not limited to, all inventory as defined in Section 9.109(4) of the UCC.

                  (h) "Obligations" means the unpaid principal of and interest on the Notes and all other present and future indebtedness, obligations and liabilities of the Debtor and any of its Subsidiaries to the Secured Party, and all renewals, rearrangements and extensions thereof, or any part thereof, now or hereafter owed to Secured Party by the Debtor or any of its Subsidiaries arising from, by virtue of, or pursuant to any Loan Paper, or otherwise, together with all interest accruing thereon and all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several or were, prior to acquisition thereof by Lender, owed to some other person.

                  (i) "Proceeds" means all "proceeds" as such term is defined in
         Section 9.306(a) of the UCC and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, and (iii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of Governmental Authority).

                  (j) "Secured Party" is Western National Bank, a national banking association, and its successors and assigns.

                  (k) "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Texas.

SECTION 2. GRANT OF SECURITY INTEREST

         As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Debtor hereby grants to the Secured Party a security interest and Bank Lien in all of the following property now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i) all Accounts;

                  (ii) all Contracts;

                  (iii) all Documents;

                  (iv) all Equipment;

                  (v) all Instruments;

                  (vi) all Inventory; and

                  (vii) all Proceeds and all present and future increases, combinations, reclassifications, improvements and products of, accessions, attachments, and other additions to, and substitutes and replacements for all or any part of the foregoing.

SECTION 3. DEBTOR'S REPRESENTATIONS AND WARRANTIES

         The Debtor hereby represents and warrants that:

                  (a) Title; No Other Liens. Except for the Bank Lien granted to the Secured Party for the benefit of the Secured Party pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Loan Agreement, the Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Secured Party, for the benefit of the Secured Party, pursuant to this Security Agreement or any other Loan Paper, and (ii) such as may have been filed by third parties to perfect Liens permitted by the Loan Agreement.

                  (b) Perfected First Priority Liens. The Bank ,Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Secured Party, which are prior to all other Liens on the Collateral created by the Debtor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Debtor and against any owner or purchaser of the real property where any of the Collateral is located and any present or future creditor obtaining a Lien on such real property.

                  (c) Accounts. The amount represented by the Debtor to the Secured Party from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to the Debtor under or in connection with any Account is evidenced by any Instrument which has not been delivered to the Secured Party. Debtor's Accounts arose in the ordinary course of Debtor's business from the performance of services that Debtor has fully and satisfactorily performed or from the sale or lease of goods in which Debtor had sole and complete ownership. No such Account is subject to counterclaim or defense (other than discount for prompt payment as shown on the invoices).

                  (d) Use and Protection of Collateral. The Collateral will be used for business purposes only and certain of the Collateral is of a type normally used in more than one state.

                  (e) Debtor's Address and Location of Collateral. Debtor's chief executive office/chief place of business is located at __________________________________, ________________, Texas
         ___________. The Collateral will remain in Debtor's possession or control at all times (at Debtor's risk of loss) and will be kept at the locations described on Exhibit A hereto, as the same may be amended or supplemented from time to time.

                  (f) Governmental Obligors. None of the obligors on any Accounts, and none of the parties to any Contracts, is a Governmental Authority.

                  (g) Consents. No consent of any party (other than the Debtor) to any Contract or any obligor in respect of any Account is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Account and each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account or Contract to any material adverse limitation, either specific or general in nature. Neither the Debtor nor (to the best knowledge of the Debtor) any other party to any Account or Contract is in default or is likely to become in default in the performance or observance of any of the terms thereof. The Debtor has fully performed all its obligations under each Contract. The right, title and interest of the Debtor in, to and under each Account or Contract are not subject to any defense, offset, counterclaim, or claim which would materially adversely affect the value of such Account or Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Debtor as to any of the foregoing. Upon request by Secured Party, the Debtor will deliver to the Secured Party a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No account payable to the Debtor under or in connection with any Account or Contract is evidenced by any Instrument which has not been delivered to the Secured Party.

                  (h) Power and Authority; Authorization. The Debtor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Bank Liens on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate and other action to authorize its execution, delivery and performance of, and grant of the Bank Liens on the Collateral pursuant to, this Security Agreement.

                  (i) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (j) No Conflict. The execution, delivery and performance of this Security Agreement will not violate or constitute a default under
         (i) any provision of any agreement to which Debtor is a party or by which any of its assets may be bound or subject to, or (ii) the articles of incorporation or by-laws of the Debtor, and (iii) will not result in the creation or imposition of any Lien on any of the properties or revenues of the Debtor except as contemplated hereby.

                  (k) No Consents, Etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other person (including, without limitation, any stockholder or creditor or Affiliate of the Debtor), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

                  (l) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Debtor, threatened by or against the Debtor or against any of its properties or revenues which could reasonably be expected to have a Material Adverse Effect.

SECTION 4. DEBTOR'S COVENANTS

         The Debtor covenants and agrees with the Secured Party that, from and after the date of this Security Agreement until the Obligations are paid in full:

                  (a) Principal Obligations. Debtor shall pay the Obligations in accordance with the terms thereof and shall otherwise perform all covenants and agreements of Debtor contained in the Loan Agreement, this Security Agreement and in all other Loan Papers.

                  (b) Debtor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreements giving rise to each such Account or Contract in accordance with and pursuant to the terms and provisions of each such Contract or agreement giving rise to an Account.

                  (c) Costs. Debtor shall pay Secured Party on demand every expense (including reasonable attorney's fees and other legal expenses) incurred or paid by Secured Party in exercising or protecting its interests, rights, and remedies under this Security Agreement, plus interest at a rate per annum 2% above the Prime Rate on each such amount commencing on the date notice of such expenses is given to Debtor by Secured Party until paid by Debtor.

                  (d) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of the Loan Agreement and this Security Agreement and of the rights and powers therein and herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Bank Liens created hereby. The Debtor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Security Agreement.

                  (e) Indemnification. The Debtor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Secured Party under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Debtor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Debtor.

                  (f) Maintenance of Records. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts and Contracts. The Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the further security of the Secured Party, the Secured Party shall have a security interest in all of the Debtor's books and records pertaining to the Collateral, and the Debtor shall turn over any such books and records to the Secured Party or to its representatives during normal business hours at the request of the Secured Party.

                  (g) Right of Inspection. The Secured Party shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Secured Party, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall at all times also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (h) Compliance with Laws, Etc. The Debtor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Debtor's businesses; provided, however, that the Debtor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Secured Party, adversely affect the Secured Party's rights or the priority of its Bank Liens on the Collateral.

                  (i) Compliance with Terms of Contracts, Etc. The Debtor will perform and comply in all material respects with all its obligations under the Contracts and all its other contractual obligations relating to the Collateral.

                  (j) Payment of Obligations. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

                  (k) Limitation of Liens on Collateral. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Bank Liens created hereby and other than as permitted pursuant to the Loan Agreement, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  (l) Limitations on Dispositions of Collateral. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as expressly permitted in the Loan Agreement.

                  (m) Limitations on Modifications, Waivers, Extensions of Contracts and Agreements Giving Rise to Accounts. The Debtor will not
         (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Contract or Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account (other than any right of termination) or (iii) fail to deliver to the Secured Party a copy of each material demand, notice or document received by it relating in any way to any Contractor any agreement giving rise to an Account.

                  (n) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Debtor over a period of time, the Debtor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (o) Maintenance of Equipment. The Debtor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (p) Maintenance of Insurance. The Debtor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Equipment and Inventory against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Secured Party and (ii) insuring the Debtor and the Secured Party against liability for personal injury and property damage relating to such Equipment and Inventory, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Secured Party, with losses payable to the Debtor and the Secured Party as its interests may appear. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Secured Party of written notice thereof, (ii) name the Secured Party as insured party, and (iii) be reasonably satisfactory in all other respects to the Secured Party. The Debtor shall deliver to the Secured Party a report of a reputable insurance broker or agent with respect to such insurance during a month specified by the Secured Party in its discretion in each calendar year and such supplemental reports with respect thereto as the Secured Party may from time to time reasonably request.

                  (q) Further Identification of Collateral. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                  (r) Notices. The Debtor will advise the Secured Party promptly, in reasonable detail, at its address set forth in the Loan Agreement, (i) of any Lien (other than Bank Liens created hereby or permitted under the Loan Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Bank Liens created hereunder.

                  (s) Changes in Locations, Name, Etc. The Debtor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 3 or (ii) change its name, identity or organizational structure to such an extent that any financing statement filed by the Secured Party in connection with this Security Agreement would become misleading.

                  (t) Removal of Collateral from One State to Another State. At least three days prior to the removal of any Collateral from the State of Texas to any other state, the Debtor will advise the Secured Party in writing of such intended removal. With reference to any such removal, the Debtor shall take all steps required to perfect, protect, preserve and maintain the interest of the Secured Party in the Collateral; provided, however, that the Secured Party consents that the Debtor may, in the ordinary course of its business and without prior notice to the Secured Party, temporarily remove the Collateral or any part thereof from the State of Texas for a period not to exceed thirty days.

SECTION 5. PERFORMANCE BY SECURED PARTY OF DEBTOR'S AGREEMENTS

         If the Debtor fails to perform or comply with any of the agreements contained herein and the Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the Prime Rate, shall be payable by the Debtor to the Secured Party on demand and shall constitute Obligations secured hereby.

SECTION 6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT

                  (a) Attorney-in-Fact. Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead, of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying Out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

                           (1) in the case of any Account, at any time when the
                  authority of the Debtor to collect the Accounts has been curtailed or terminated pursuant to the first sentence of
                  Section 9(c) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Debtor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due or with respect to such Collateral whenever payable;

                           (2) to pay or discharge taxes and Liens levied or
                  placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefore and the costs thereof; and

                           (3) upon the occurrence and during the continuance of
                  any Event of Default, (a) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (b) to ask for or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (c) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
                  (d) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (e) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (f) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (g) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Bank Liens of the Secured Party thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Debtor might to.

                           The Debtor hereby ratifies all that said attorneys
                  shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. The Debtor also authorizes the Secured Party, at any time and from time to time, to execute, in connection with the sale provided for in Sections 6(a) and 9(d),any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

SECTION 7. PROCEEDS

         In addition to the rights of the Secured Party specified in Section 9 with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (i) all Proceeds received by the Debtor consisting of cash, checks and other near-cash items shall be held by the Debtor, in trust for the Secured Party, segregated from other funds of the Debtor, and shall, forthwith upon receipt by the Debtor, be turned over to the Secured Party in the exact form received by the Debtor (duly indorsed by the Debtor to the Secured Party), and (ii) any and all such Proceeds received by the Secured Party (whether from the Debtor or otherwise) may, in the sole discretion of the Secured Party, be held by the Secured Party for the Secured Party as collateral security for, and/or then or at any time thereafter may be applied by the Secured Party against, the Obligations (whether matured or unmatured), such application to be in such order as the Secured Party shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive the same.

SECTION 8. EVENTS OF DEFAULT

         If any one or more of the following shall occur and shall not have been remedied in the period, if any, provided for, an "Event of Default" shall be deemed to have occurred hereunder and with respect to all of the Obligations, unless waived in writing by Secured Party:

                  (a) default shall be made by Debtor in the payment when due of any installment of principal or interest on the Notes or any other Obligations;

                  (b) any representation or warranty made by Debtor in this Security Agreement, or by Debtor in the Loan Agreement or in any of the other Loan Papers or in any certificate, document or financial or other statement furnished to Secured Party under or in connection with this Security Agreement, the Loan Agreement or any other Loan Paper shall be or shall prove to have been incorrect or untrue or misleading in any material respect on or as of the date made or deemed made and shall continue unremedied for a period of 30 days after the earlier of (i) the Debtor becoming aware of such default or (ii) the Secured Party giving notice thereof to the Debtor;

                  (c) default shall be made by Debtor in the due performance or observance of any covenant, condition or agreement contained in this Security Agreement, or default shall be made by Debtor in the due performance or observance of any covenant, condition or agreement contained in the Loan Agreement or in any of the other Loan Papers and such default shall continue unremedied for a period of 30 days after the earlier of (i) Debtor becoming aware of such default or (ii) the Secured Party giving notice thereof to the Debtor;

                  (d) Debtor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Debtor or of all or a substantial part of Debtor's assets; (ii) be unable, or admit in writing its inability, or fail to confirm its ability (when requested to do so by Secured Party) to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent or file a voluntary petition in bankruptcy; (v) file a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency law; (vi) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceedings; or (vii) take any action for the purpose of effecting any of the foregoing;

                  (e) an order, judgment or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of Debtor or appointing a receiver, trustee or liquidator of Debtor or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed in effect for any period of 30 consecutive days;

                  (f) the failure of Debtor to have discharged within a period of 30 days after the commencement thereof any attachment, sequestration or similar proceeding against any of its properties or assets having a value of $100,000.00 or more;

                  (g) any acceleration, notice of default, filing of suit or notice of breach by any lender, lessor, creditor or other party to any Material Agreement to which Debtor is a party, or to which its properties or assets are subject;

                  (h) the occurrence of a Material Adverse Effect with respect to Debtor;

                  (i) the occurrence of a Change of Control;

                  (j) final judgment or judgments shall be entered against Borrower involving in the aggregate a liability (not paid or fully covered by insurance or not otherwise covered by indemnity agreements acceptable to Lender in its sole discretion) of $ 50,000.00 or more, and such judgment or judgments shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (k) the occurrence of any other Event of Default under the Loan Agreement.

SECTION 9. SECURED PARTY'S RIGHTS, REMEDIES AND POWERS

                  (a) Analysis of Accounts. The Secured Party shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtor shall furnish all such assistance and information as the Secured Party may require in connection therewith. At any time and from time to time, upon the Secured Party's request and at the expense of the Debtor, the Debtor shall cause independent public accountants or others satisfactory to the Secured Party to furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                  (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Secured Party at any time, the Debtor shall notify account debtors of the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party. The Secured Party may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                  (c) Collections on Accounts and Contracts. The Secured Party hereby authorizes the Debtor to collect the Accounts and Contracts, subject to the Secured Party's direction and control, and the Secured Party may curtail or terminate said authority at any time. If required by the Secured Party at any time, any payments of Accounts and Contracts, when collected by the Debtor, shall be forthwith (and, in any event, within two Business Days) deposited by the Debtor in the exact form received, duly indorsed by the Debtor to the Secured Party if required, in a special collateral account maintained by the Secured Party, subject to withdrawal by the Secured Party for the account of the Secured Party only, as provided in this Security Agreement, and, until so turned over, shall be held by the Debtor in trust for the Secured Party, segregated from other funds of the Debtor. All Proceeds while held by the Secured Party (or by the Debtor in trust for the Secured Party) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as provided in this Security Agreement. At such intervals as may be agreed upon by the Debtor and the Secured Party, or, if an Event of Default shall have occurred and be continuing, at any time at the Secured Party's election, the Secured Party shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Secured Party may elect, and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Secured Party to the Debtor or to whomsoever may be lawfully entitled to receive the same. At the Secured Party's request, the Debtor shall deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts and Contracts, including, without limitation, all original orders, invoices and shipping receipts.

                  (d) Remedies; Acceleration of Maturity of Obligations; Repossession and Sale of Collateral. At any time after an Event of Default occurs and is continuing, Secured Party may declare every Obligation to be immediately due and payable and may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, the Loan Agreement and in any of the other Loan Papers securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any party thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as Secured Party may deem advisable and at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted bylaw, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

                  (e) Right of Setoff. In addition to the security interest and Lien herein described, Debtor expressly recognizes and grants Secured Party upon the occurrence of an Event of Default the right of setoff with respect to any money, checks, certificates of deposit or instruments deposited with Secured Party, whether in general or special deposits, which right may be exercised concurrently with or separately from any and all other rights of Secured Party against Debtor.

SECTION 10. LIMITATIONS ON SECURED PARTY'S DUTIES AND OBLIGATIONS

                  (a) Limitations on Secured Party's Obligations Under Accounts and Contracts. The Secured Party shall not have any obligation or liability under any Account (or any agreement giving rise thereto) or Contract by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to such Account or Contract pursuant hereto, nor shall the Secured Party be obligated, in any manner to perform any of the obligations of the Debtor thereof under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Limitation on Duties Regarding Preservation of Collateral. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
         Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

                  (c) No Duty on the Part of Secured Party. The powers conferred on the Secured Party under this Security Agreement are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor or its officers, directors, employees, stockholders or agents for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

SECTION 11. GENERAL PROVISIONS

                  (a) Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  (b) Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (c) Additional Definitions. The term "Debtor" as used in this Security Agreement is to be construed as singular or plural to correspond with the number of persons executing this instrument as Debtor. The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasion may require. "Secured Party" and "Debtor" as used in this instrument include the heirs, executors or administrators, successors, representatives, receivers, trustees, custodians, and assigns of those parties.

                  (d) Captions. The section and paragraph headings appearing in this instrument were inserted for convenience only and are not to be given any substantive meaning or significance in construing this Security Agreement.

                  (e) Waivers and Amendments; Successors and Assigns. None of the terms or provision of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor and the Secured Party, provided that any provision of this Security Agreement may be waived by the Secured Party in a written letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party. This Security Agreement shall be binding upon the permitted successors and assigns of the Debtor and shall inure to the benefit of the Secured Party and its successors and assigns.

                  (f) No Waiver; Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 11(e) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  (g) GOVERNING LAW. THE LAW GOVERNING THIS SECURED TRANSACTION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ANY OF THE COLLATERAL SITUATED IN ANY OTHER STATE MAY BE GOVERNED BY THE LAWS OF SUCH OTHER STATE.

                  (h) Renewal, Extension or Rearrangement. All provisions of this Security Agreement and of any other Loan Paper relating to the Notes or other Obligations shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by the Notes or any part of such other Obligations.

                  (i) Assignment. Secured Party may from time to time assign this Security Agreement, Secured Party's rights under this Security Agreement, or all or any of the Obligations. In any such case, the assignee will be entitled to all rights, privileges, and remedies granted in this Security Agreement to Secured Party, and Debtor will not assert against the assignee any claims or defenses Debtor may have against Secured Party (except those granted in this Security Agreement).

                  (j) Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the person to which it is being given at such person's address or transmission number set forth in the Loan Agreement and shall be effective (a) in the case of mail, two days after deposit in the postal system, first class postage prepaid and (b) in the case of telex or facsimile notices, when sent. The Debtor may change its address and transmission number by written notice to the Secured Party, and the Secured Party may change its address and transmission number by written notice to the Debtor.

         EXECUTED the date first above written, in Midland, Texas.


                                   SECURED PARTY

                                   WESTERN NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                      Scott A. Lovett, Executive Vice President



                                   DEBTOR

                                   NATURAL GAS SERVICES GROUP, INC.


                                   By:
                                       ----------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------

                               GUARANTY AGREEMENT


         This GUARANTY AGREEMENT (this "Guaranty"), dated as of September ____, 1999, is made by ____________________________, a Texas _________________ (the
"Company Guarantor"), for the benefit of WESTERN NATIONAL BANK, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Lender has entered into a Loan Agreement (as the same may hereafter be amended, restated or otherwise modified from time to time, the "Loan Agreement"), dated of even date herewith, with Natural Gas Services Group, Inc, a Texas corporation ("Borrower"), pursuant to which Borrower has executed that certain Term Promissory Note in the original principal amount of $1,500,000.00 and that certain Revolving Line of Credit Promissory Note in the original principal amount of $750,000.00 (together with all renewals, refinancings, modifications, increases and extensions thereof, the "Notes") under which Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to loans (the "Loans") which are further evidenced, secured or governed by other instruments and security documents executed in connection with the Loans (collectively, the "Security Documents"); and

         WHEREAS, Lender is not willing to make the Loans, or otherwise extend credit, to Borrower unless Company Guarantor guarantees payment to Lender of the Guaranteed Debt (as herein defined) pursuant to the following terms; and

         WHEREAS, Company Guarantor will directly benefit from Lender's making the Loan to Borrower.

         NOW, THEREFORE, as a material inducement to Lender to enter into the Loan Agreement and to make the Loan to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend thereunder, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:


                                   ARTICLE 1.
                          NATURE AND SCOPE OF GUARANTY

         1.01 Definition of Guaranteed Debt. As used herein, the term "Guaranteed Debt" means all of the following:

                  (a) all principal, interest, attorneys' fees, liabilities for costs and expenses and other indebtedness, obligations- and liabilities of Borrower to Lender at any time created or arising in connection with the Loans, or any amendment thereto or substitution therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Lender arising under the Notes, or under any renewals, modifications, increases and extensions of the Notes, or under the Loan Agreement and the Security Documents;

                  (b) all liabilities of Borrower for future advances, extensions of credit or other value at any time given or made by Lender to Borrower arising under the Loan Agreement and the Security Documents;

                  (c) any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender arising under the Loan Agreement and the Security Documents, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

                  (d) any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; and

                  (e) all costs, expenses and fees, including, but not limited to, court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a) through (d) of this Section 1.01.

         1.02 Guaranty of Obligation. Company Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Debt as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Company Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as a primary obligor.

         1.03 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Company Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Company Guarantor and after such Company Guarantor's dissolution (in which event this Guaranty shall be binding upon such Company Guarantor's successors and assigns). This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

         1.04 Guaranteed Debt Not Reduced by Offset. The Guaranteed Debt and the liabilities and obligations of Company Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Company Guarantor's liability hereunder, to the extent that Lender advances funds pursuant to the Notes and does not receive payments or benefits thereon in the amounts and at the times required or provided in the

Notes, Company Guarantor is absolutely liable to make such payments to (and confer such benefits on) Lender, on a timely basis.

         1.05 Payment by Comfy Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Company Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         1.06 No Duty to Pursue Others. It shall not be necessary for Lender (and Company Guarantor hereby waives any rights which such Company Guarantor may have to require Lender), in order to enforce such payment by Company Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Guaranteed Debt, (iii) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty, (iv) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Guaranteed Debt, or (v) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

         1.07 Waivers. Company Guarantor agrees to the provisions of the Loan Agreement and the Security Documents, and hereby waives (a) all rights of Company Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (b) to the extent Company Guarantor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA and(c) notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Notes, the Loan Agreement or of any other Security Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Agreement, the Security Documents or in connection with the Collateral (as defined in the Loan Agreement or Security Documents), (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Agreement), (vi) Lender's transfer or disposition of the Guaranteed Debt, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt,
(viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Agreement, the Security Documents, or any other documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed. The parties intend that Company Guarantor shall not be considered a "debtor" as defined in Tex. Bus. & Com. Code Ann. Section 9.105 (and any successor statute thereto).

         If any part of the Guaranteed Debt is secured by an interest in real property ("Real Property"), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Company Guarantor agrees that notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time), and to the extent permitted bylaw, Lender may seek a deficiency judgment from Company Guarantor and any other party obligated on the Guaranteed Debt equal to the difference between the amount owing on the Guaranteed Debt and the amount for which the Real Property was sold at judicial or nonjudicial foreclosure sale.

         1.08 Payment of Expenses. If Company Guarantor breaches or fails to timely perform any provisions of this Guaranty, Company Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section 1.08 shall survive the payment of the Guaranteed Debt.

         1.09 Effect of Bankruptcy. If, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Company Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Company Guarantor that Company Guarantor's obligations hereunder shall not be discharged except by Company Guarantor's performance of such obligations and then only to the extent of such performance.

         1.10 Waiver of Subrogation, Reimbursement and Contribution. Not withstanding anything to the contrary contained in this Guaranty, from and after the date hereof until payment to Lender in full of the Guaranteed Debt, Company Guarantor shall not, and shall not attempt to, enforce, collect or exercise any rights Company Guarantor may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Company Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Debt for any payment made by Company Guarantor under or in connection with this Guaranty or otherwise. After payment to Lender in full of the Guaranteed Debt, Lender shall not contest the subrogation of Company Guarantor to the rights of Lender under the Security Documents, it being expressly agreed that Company Guarantor's rights under such subrogation shall be and remain subordinate and inferior to the rights of Lender under the Security Documents until and unless all amounts due Lender by Borrower under the Security Documents shall be paid in full.

         1.11 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, consolidation, reorganization, amalgamation, sale, transfer or gift of Borrower or any interest in Borrower.

                                   ARTICLE 2.
                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                 OR DISCHARGING COMPANY GUARANTOR'S OBLIGATIONS

         Company Guarantor hereby consents and agrees to each of the following, and agrees that Company Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) which Company Guarantor might otherwise have as a result of or in connection with any of the following:

         2.01 Modifications. Any renewal, refinancing, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, the Notes, the Loan Agreement, the Security Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt or any failure of Lender to notify Company Guarantor of any such action.

         2.02 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Company Guarantor.

         2.03 Condition of Borrower or Company Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, death, dissolution or lack of power of Borrower, Company Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any changes in the shareholder, partners or members of Borrower or Company Guarantor; or any reorganization of Borrower or Company Guarantor.

         2.04 Invalidity of Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including, without limitation, the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Notes, the Loan Agreement or the other Security Documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or (vii) the Notes, the Loan Agreement or any of the other Security Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Company Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Debt or any part thereof for any reason.

         2.05 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt, or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt, or any part thereof, it being recognized, acknowledged and agreed by Company Guarantor that Company Guarantor may be required to pay the Guaranteed Debt without assistance or support of any other party, and Company Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Debt, or that Lender will look to other parties to pay or perform the Guaranteed Debt.

         2.06 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt.

         2.07 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt.

         2.08 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including, but not limited to, any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Debt or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Debt.

         2.09 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Company Guarantor that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt.

         2.10 Offset. The Notes, the Guaranteed Debt and the liabilities and obligations of Company Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed
Debt) or otherwise.

         2.11 Merger. The reorganization, conversion, merger, amalgamation or consolidation of Borrower into or with any other corporation or entity.

         2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

         2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Agreement, the Security Documents, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Company Guarantor or increases the likelihood that Company Guarantor-will be required to pay the Guaranteed Debt pursuant to the terms hereof, it being the unambiguous and unequivocal intention of Company Guarantor that it shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Debt.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

         As material inducements to Lender to enter into the Loan Agreement and the Security Documents and extend credit to Borrower, Company Guarantor represents and warrants to Lender as follows:

         3.01 Benefit. Company Guarantor is the owner of a direct or indirect interest in Borrower, or has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Debt.

         3.02 Familiarity and Reliance. Company Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Notes or Guaranteed Debt; provided, however, Company Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

         3.03 No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Company Guarantor in order to induce the Company Guarantor to execute this Guaranty.

         3.04 Company Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Company Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Company Guarantor's obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its-obligations and liabilities.

         3.05 Legality. All action on Company Guarantor's part requisite for the due execution, delivery and performance of this Guaranty and the other Security Documents to which Company Guarantor is a party has been duly and effectively taken. The execution, delivery and performance by Company Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Company Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Company Guarantor is a party or which may be applicable to Company Guarantor. This Guaranty is a legal and binding obligation of Company Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

         3.06 Financial Statements. Each financial statement of Company Guarantor delivered heretofore, concurrently herewith or hereafter to Lender completely and accurately discloses the financial condition of Company Guarantor (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in Company Guarantor's financial condition subsequent to the date of the most recent financial statement of Company Guarantor delivered to Lender, except as disclosed therein.

         3.07 Litigation. Company Guarantor is not involved in, nor is Company Guarantor aware of the threat of, any litigation, nor are there any outstanding or unpaid judgments against Company Guarantor and there is no litigation that could, collectively or individually, create a material adverse change if determined, adversely against Company Guarantor.

         3.08 Taxes. All tax returns required to be filed by the Company Guarantor with all governmental authorities have been filed, and all taxes, assessments, fees and other governmental charges upon Company Guarantor or upon any of Company Guarantor's property, income or franchises which are due and payable, have been paid (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings); and no tax lien has been filed and, to the knowledge of Company Guarantor, no claim is being asserted with respect to any such tax, fee or other charge.

         3.09 Survival. All representations and warranties made by Company Guarantor herein shall survive the execution hereof.

                                   ARTICLE 4.
                      SUBORDINATION OF CERTAIN INDEBTEDNESS

         4.01 Subordination of All Company Guarantor Claims. As used herein, the term "Company Guarantor's Claims" shall mean all debts and liabilities of Borrower to Company Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise; or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Company Guarantor. The Company Guarantor's Claims shall include, without limitation, all rights and claims of Company Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Company Guarantor's payment of all or a portion of the Guaranteed Debt. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default,

Company Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Company Guarantor's Claims.

         4.02 Claims in Bankruptcy. In the event of, receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Company Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Company Guarantor's Claims. Company Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Company Guarantor, and which, as between Borrower and Company Guarantor, shall constitute a credit upon the Company Guarantor's Claims, then upon payment to Lender in full of the Guaranteed Debt, Company Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Company Guarantor's Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to the proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon the Company Guarantor's Claims.

         4.03 Payments Held in Trust. If, notwithstanding anything to the contrary in this Guaranty, Company Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Company Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Company Guarantor covenants promptly to pay the same to Lender.

         4.04 Liens Subordinate. Company Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Company Guarantor's Claims shall be and shall remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Company Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Company Guarantor shall not
(i) exercise or enforce any creditor's right it may have against Borrower, or
(ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Company Guarantor.

                                   ARTICLE 5.
                               FINANCIAL COVENANTS

         5.01 Financial Information. As soon as available and in any event within 45 days after the fling thereof with the Internal Revenue Service, Company Guarantor shall deliver to Lender a complete and correct copy of its federal income tax return.

         5.02 Other Information. Company Guarantor shall furnish such other and additional information regarding the business activities and financial condition of Company Guarantor as Lender shall request from time to time.

                                   ARTICLE 6.
                                  MISCELLANEOUS

         6.01 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided bylaw. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         6.02 Notices. Any notices or other communications required or permitted to be given by this Guaranty must be given in writing and either (i) mailed by prepaid certified or registered mail, return receipt requested, addressed to the party at the address herein provided, (ii) by delivery to a third party commercial delivery service with evidence of delivery to the office of the addressee, or (iii) by personal delivery to the addressee. The addresses of the parties hereto are as follows:

                  Company Guarantor:




                  Lender        Western National Bank
                                500 West Texas, Suite 100
                                Midland, Texas 79701
                                Attention: Scott A. Lovett

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is delivered to the U.S. Post Office or third party delivery service as aforesaid or if delivered by other means, then upon actual receipt by the addressee. Any party may change its address for purposes of this Guaranty by giving notice of such change to the other party pursuant to this Section.

          6.03 Governing Law. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN MIDLAND COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Any action or proceeding against Company Guarantor under or in connection with this Guaranty shall be brought in any state or federal court in Midland County, Texas. Company Guarantor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Company Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Company Guarantor or with respect to any of Company Guarantor's property in courts in other jurisdictions. Any action or proceeding by Company Guarantor against Lender shall be brought only in a court located in Midland County, Texas.

         6.04 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

         6.05 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

         6.06 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Company Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

         6.07 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

         6.08 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

         6.09 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         6.10 Rights and Remedies. If Company Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Company Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         6.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF COMPANY GUARANTOR AND LENDER WITH RESPECT TO COMPANY GUARANTOR'S GUARANTY OF THE GUARANTEED DEBT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY COMPANY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN COMPANY GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN COMPANY GUARANTOR AND LENDER.

         6.12 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN COMPANY GUARANTOR AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, SHALL BE LAID IN MIDLAND COUNTY, TEXAS.

         DATED to be effective from and as of the day and year first above written.


                                      ------------------------------------------


                                      By:
                                          --------------------------------------



                                      WESTERN NATIONAL BANK


                                      By:
                                          --------------------------------------

STATE OF TEXAS        )
                      )
COUNTY OF MIDLAND     )

         The foregoing instrument was acknowledged before me on this ____ day of _______________, 1999, by ______________________________ of WESTERN NATIONAL
BANK, a national banking association, on behalf of said association.


                                                   -----------------------------
                                                   Notary Public, State of Texas



STATE OF TEXAS         )
                       )
COUNTY OF MIDLAND      )


         The foregoing instrument was acknowledged before me this ____ day of September, 1999, by ___________________________,
________________________________ of __________________________, a Texas
_____________________, for and on behalf of said
______________________________________.




                                                   -----------------------------
                                                   Notary Public, State of Texas

                           LIMITED GUARANTY AGREEMENT


         This LIMITED GUARANTY AGREEMENT (this "Guaranty"), dated as of September ____, 1999, is made by ______________________ ("Guarantor"), for the benefit of WESTERN NATIONAL BANK, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Lender has entered into a Loan Agreement (as the same may hereafter be amended, restated or otherwise modified from time to time, the "Loan Agreement"), dated of even date herewith, with Natural Gas Services Group, Inc., a Texas corporation ("Borrower"), pursuant to which Borrower has executed that certain Term Promissory Note in the original principal amount of $1,500,000.00 and that certain Revolving Line of Credit Promissory Note in the original principal amount of $750,000.00 (together with all renewals, refinancings, modifications, increases and extensions thereof, the "Notes") under which Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to loans (the "Loans") which are further evidenced, secured or governed by other instruments and security documents executed in connection with the Loans (collectively, the "Security Documents"); and

         WHEREAS, Lender is not willing to make the Loans, or otherwise extend credit, to Borrower unless Guarantor guarantees payment to Lender of the Guaranteed Debt (as herein defined) pursuant to the following terms; and

         WHEREAS, Guarantor will directly benefit from Lender's making the Loans to Borrower.

         NOW, THEREFORE, as a material inducement to Lender to enter into the Loan Agreement and to make the Loans to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend thereunder, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE 1.
                          NATURE AND SCOPE OF GUARANTY

         1.1 Definition of Guaranteed Debt. As used herein, the term "Guaranteed Debt" means all of the following:

                  (a) all principal, interest, attorneys' fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising in connection with the Loans, or any amendment thereto or substitution therefore, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Lender arising under the Notes, or under any renewals, modifications, increases and extensions of the Notes, or under the Loan Agreement and the Security Documents;

                  (b) all liabilities of Borrower for future advances, extensions of credit or other value at any time given or made by Lender to Borrower arising under the Loan Agreement and the Security Documents;

                  (c) any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender arising under the Loan Agreement and the Security Documents, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

                  (d) any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; and

                  (e) all costs, expenses and fees, including, but not limited to, court costs and attorneys' fees arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a) through (d) of this Section 1.1.

         1.2 Guaranty of Obligation. Subject to Section 1.12 below, Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Debt as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Guaranteed Debt as a primary obligor.

         1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and Guarantor's legal representative and heirs). This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

         1.4 Guaranteed Debt Not Reduced by Offset. The Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantor's liability hereunder, to the extent that Lender advances funds pursuant to the Notes and does not receive payments or benefits thereon in the amounts and at the times required or provided in the Notes, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Lender, on a timely basis.

         1.5 Payment bar Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         1.6 No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which such Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Guaranteed Debt, (iii) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty, (iv) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Guaranteed Debt, or
(v) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

         1.7 Waivers. Guarantor agrees to the provisions of the Loan Agreement and the Security Documents, and hereby waives (a) all rights of Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code;
(b) to the extent Guarantor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA and (c) notice of
(i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Notes, the Loan Agreement or of any other Security Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Agreement, the Security Documents or in connection with the Collateral (as defined in the Loan Agreement or Security Documents), (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Agreement), (vi) Lender's transfer or disposition of the Guaranteed Debt, or any part thereof,
(vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Agreement, the Security Documents, or any other documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed. The parties intend that Guarantor shall not be considered a "debtor" as defined in Tex. Bus. & Com. Code Ann. Section 9.105 (and any successor statute thereto).

         1.8 Payment of Expenses. If Guarantor breaches or fails to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this
Section 1.8 shall survive the payment of the Guaranteed Debt.

         1.9 Effect of Bankruptcy. If, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, from and after the date hereof until payment to Lender in full of the Guaranteed Debt, Guarantor shall not, and shall not attempt to, enforce, collect or exercise any rights Guarantor may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Debt for any payment made by Guarantor under or in connection with this Guaranty or otherwise. After payment to Lender in full of the Guaranteed Debt, Lender shall not contest the subrogation of Guarantor to the rights of Lender under the Security Documents, it being expressly agreed that Guarantor's rights under such subrogation shall be and remain subordinate and inferior to the rights of Lender under the Security Documents until and unless all amounts due Lender by Borrower under the Security Documents shall be paid in full.

         1.11 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, consolidation, reorganization, amalgamation, sale, transfer or gift of Borrower or any interest in Borrower.

         1.12 Limitation of Liability. Notwithstanding anything in this Guaranty to the contrary, Guarantor's liability for payment to Lender of the Guaranteed Debt is expressly limited to ____% of the Guaranteed Debt.

                                   ARTICLE 2.
                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

         Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

         2.1 Modifications. Any renewal, refinancing, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, the Notes, the Loan Agreement, the Security Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt or any failure of Lender to notify Guarantor of any such action.

         2.2 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor.

         2.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, death, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

         2.4 Invalidity of Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including, without limitation, the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Notes, the Loan Agreement or the other Security Documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or (vii) the Notes, the Loan Agreement or any of the other Security Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Debt or any part thereof for any reason.

         2.5 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt, or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Debt, or that Lender will look to other parties to pay or perform the Guaranteed Debt.

         2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt.

         2.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt.

         2.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including, but not limited to, any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Debt or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Debt.

         2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be dive n, created or granted as security for the repayment of the Guaranteed Debt, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt.

         2.10 Offset. The Notes, the Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed
Debt) or otherwise.

         2.11 Merger. The reorganization, conversion, merger, amalgamation or consolidation of Borrower into or with any other corporation or entity.

         2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

         2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Agreement, the Security Documents, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof, it being the unambiguous and unequivocal intention of Guarantor that it shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full And final payment and satisfaction of the Guaranteed Debt.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

         As material inducements to Lender to enter into the Loan Agreement and the Security Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

         3.1 Benefit. Guarantor is the owner of a direct or indirect interest in Borrower, or has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Debt.

         3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial. condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Notes or Guaranteed Debt; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

         3.3 No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

         3.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor's obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor's obligations and liabilities.

         3.5 Legality. All action on Guarantor's part requisite for the due execution, delivery and performance of this Guaranty and the other Security Documents to which Guarantor is a party has been duly and effectively taken. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

         3.6 Financial Statements. Each financial statement of Guarantor delivered heretofore, concurrently herewith or hereafter to Lender completely and accurately discloses the financial condition of Guarantor (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in Guarantor's financial condition subsequent to the date of the most recent financial statement of Guarantor delivered to Lender, except as disclosed therein.

         3.7 Litigation. Guarantor is not involved in, nor is Guarantor aware of the threat of, any litigation, nor are there any outstanding or unpaid judgments against Guarantor and there is no litigation that could, collectively or individually, create a material adverse change if determined adversely against Guarantor.

         3.8 Taxes. All tax returns required to be filed by the Guarantor with all governmental authorities have been filed, and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of Guarantor's property, income or franchises which are due and payable, have been paid (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings); and no tax lien has been filed and, to the knowledge of Guarantor, no claim is being asserted with respect to any such tax, fee or other charge.

         3.9 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

                                   ARTICLE 4.
                      SUBORDINATION OF CERTAIN INDEBTEDNESS

         4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor's Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise; or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor's Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Debt. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor's Claims.

         4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor's Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor's Claims, then upon payment to Lender in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor's Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to the proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon the Guarantor's Claims.

         4.3 Payments Held in Trust. If, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

         4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment hens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor's Claims shall be and shall remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

                                   ARTICLE 5.
                              AFFIRMATIVE COVENANTS

         5.1 Financial Information. As soon as available and in any event within 90 days after the end of each fiscal year of Guarantor, Guarantor shall deliver or cause to be delivered Guarantor's (i) unaudited balance sheet, and (ii) related unaudited statement of profit and loss of Guarantor for such year, in each case with all supporting schedules. As soon as available and in any event within 45 days after the filing thereof with the Internal Revenue Service, Guarantor shall deliver to Lender a complete and correct copy of Guarantor's federal income tax return.

         5.2 Other Information. Guarantor shall furnish such other and additional information regarding the business activities and financial condition of Guarantor as Lender shall request from time to time.

                                   ARTICLE 6.
                                  MISCELLANEOUS

         6.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided bylaw. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         6.2 Notices. Any notices or other communications required or permitted to be given by this Guaranty must be given in wring and either (i) mailed by prepaid certified or registered mail, return receipt requested, addressed to the party at the address herein provided, (ii) by delivery to a third party commercial delivery service with evidence of delivery to the office of the addressee, or (iii) by personal delivery to the addressee. The addresses of the parties hereto are as follows:

                  Guarantor:




                  Lender:     Western National Bank
                              500 West Texas, Suite 100
                              Midland, Texas 79701
                              Attention: Scott A. Lovett

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is delivered to the U.S. Post Office or third party delivery service as aforesaid or if delivered by other means, then upon actual receipt by the addressee. Any party may change its address for purposes of this Guaranty by giving notice of such change to the other party pursuant to this Section.

         6.3 Governing Law. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN MIDLAND COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Any action or proceeding against Guarantor under or in connection with this Guaranty shall be brought in any state or federal court in Midland County, Texas. Guarantor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor's property in courts in other jurisdictions. Any action or proceeding by Guarantor against Lender shall be brought only in a court located in Midland County, Texas.

         6.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

         6.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

         6.6 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

         6.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

         6.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

         6.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         6.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         6.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED DEBT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY,

SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

         6.12 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, SHALL BE LAID IN MIDLAND COUNTY, TEXAS.

         DATED to be effective from and as of the day and year first above written.




                                                      --------------------------

THE STATE OF TEXAS     )
                       )
COUNTY OF MIDLAND      )


         This instrument was acknowledged before me on ________________________ by ________________________.


                                               ---------------------------------
                                               Notary Public, State of Texas



                                               WESTERN NATIONAL BANK


                                               By:
                                                  ------------------------------



THE STATE OF TEXAS         )
                           )
COUNTY OF MIDLAND          )


         The foregoing instrument was acknowledged before me on this ____day of ______________________, 1999, by _________________________________ of WESTERN
NATIONAL BANK, a national banking association, on behalf of said association.




                                                 -------------------------------
                                                 Notary Public, State of Texas